MERRILL LYNCH
                                                                FUND FOR
                                                                TOMORROW, INC.

                               [GRAPHIC OMITTED]

                                                       Strategic
                                                                Performance

                                                                Quarterly Report

                                                                April 30, 1998

MERRILL LYNCH FUND FOR TOMORROW, INC.

Concept Sectors

As a Percentage of Net Assets
As of April 30, 1998

   [The following table was depicted as a pie chart in the printed material.]

      Computer Technologies                            10.8%
      Demographic Trends                                8.3%
      Developing Foreign Economies                      3.7%
      Future Retailing                                  0.9%
      Global Market Expansion                          12.1%
      Healthcare Cost Containment                      13.9%
      Industrial Outsourcing                            4.2%
      Industrial Renaissance                            8.4%
      Multimedia                                        9.2%
      Next Generation Technology                        4.2%
      Strategic Growth Opportunities                    8.4%
      Telecommunications                               11.3%
      Cash*                                             4.6%

                                          *Net of other assets less liabilities.

Growth Stock Characteristics as of April 30, 1998

% of
Equity
Holdings:

   [The following table was depicted as a bar chart in the printed material.]

      Emerging Growth                    3.7%           7.2%
      Established Growth                26.9%          16.0%
      Stable Growth                     25.2%          21.0%

Merrill Lynch Fund For Tomorrow, Inc.                             April 30, 1998

TO OUR SHAREHOLDERS

The quarter ended April 30, 1998 was positive for most capital markets worldwide, despite periods of volatility. In the United States, sentiment fluctuated between a variety of outlooks. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would lead to a sharp decline in US business activity and, ultimately, a deflationary environment. The deterioration of economic conditions in Japan was of particular concern. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by the developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity. In Europe, the major event was greater progress toward achieving European Monetary Union, although concerns have arisen that interest rates will have to be increased to curtail inflationary pressures. As 1998 progresses, it is likely that investor focus will remain on developments in Asia. For those economies that continue to expand, investors will watch for signs that inflation is still not a threat. Evidence of ongoing, noninflationary gross domestic product growth should continue to exert a positive influence on the capital markets worldwide.

Portfolio Matters

Despite considerable apprehension surrounding the potential after-effects of the Asian financial crisis and ongoing concerns about an increase in interest rates, US equity markets continued their advance during the quarter ended April 30, 1998. In addition, while the previous quarter and most of 1997 witnessed a pronounced performance disparity between smaller-capitalization and larger-capitalization stocks, the April quarter showed broad-based gains among various stock market benchmarks. Both the unmanaged Standard & Poor's 500 (S&P
500) and NASDAQ Industrial Indexes were significantly higher for the period, posting total returns of +13.84% and +14.56%, respectively. Foreign stock markets were also strong for the April quarter, but the +10.56% total return for the Morgan Stanley Capital International Europe Australasia Far East Index was tempered somewhat by continued weakness in Asia. Merrill Lynch Fund for Tomorrow, Inc.'s total returns for Class A, Class B, Class C and Class D Shares were +13.39%, +13.12%, +13.12% and +13.34%, respectively, for the quarter ended April 30, 1998.

During the April quarter, the stock market appeared to reflect the predominantly favorable developments in the economy, with little room in stock valuations for interim disappointments. Moreover, as domestic economic activity continued to demonstrate negligible fallout from weakness in Asia, US investors were willing to dismiss the potential for future problems. For the most part, our investment activity during the quarter was driven by three objectives: seek to reduce market risk; take profits among strong-performing stocks; and add new positions with attractive growth-to-valuation characteristics.

Among the higher-risk holdings that we sold or reduced during the April quarter were companies that, despite favorable long-term fundamentals, had limited near-term earnings visibility. These included Thermotrex Corp., Kubota Corp., Physician Computer Network, Inc., Sequus Pharmaceuticals, Inc. and SK Telecom Co. Most other partial sales and eliminations were based primarily on outstanding price appreciation which presented profit-taking opportunities. Examples included Merck & Co., Inc., Avon Products, Inc., Tele-Communications Liberty Media Group, OfficeMax, Inc., Triumph Group, Inc. and World Color Press Inc.

Buying activity during the April quarter comprised a cross-section of several industries, but concentrated on companies that exemplify both growth and value. The Chubb Corporation, primarily a personal lines insurance company, targets the affluent market. GenRad, Inc. is a producer of testing and diagnostic

Merrill Lynch Fund For Tomorrow, Inc.                             April 30, 1998

systems for the computer, electronics and transpor tation industries. Royal Olympic Cruise Lines Inc. represents our entry into the rapidly growing shipboard vacation market and enjoys a dominant position in the Mediterranean. Shaw Industries, Inc. is one of the world's largest carpet producers that we believe is in the process of a strong recovery in earnings growth. Finally, Sony Corp., a world leader in consumer electronics and a potentially strong participant in the emerg ing market of TV/computer convergence, was selling at a histor ically low price/earnings ratio. We believe this company's large global market share limits its exposure to the currently weak Japanese economy.

Over the past six months-nine months, a major concern among investors has been the historically high level of stock prices. Valuation levels of the S&P 500 reached a recent high price/earnings ratio of 22 times-23 times consensus earnings per share estimates for 1998. We are concerned about this valuation level and therefore are sensitive to adverse developments. Consequently, our investment strategy throughout this period has been to focus on stocks that we believe to be valuation anomalies. Although this approach typically yields relatively few opportunities in an efficient stock market, and inherently requires more critical fundamental analysis, we purchased several new positions that meet the criteria of unusually low valuations and excellent, but not readily apparent, earnings potential. During the last six months, these holdings have performed well, and included Gucci Group N.V., Gateway 2000, Inc., Networks Associates, Inc., American Woodmark Corporation and Alcatel Alsthom Cie Generale d'Electricite S.A. These companies are representative of opportunities created by periodic adjustments in our investment strategy which supplement our longer-term, thematic approach to investing.

Looking ahead, both the economic backdrop and continuous cash flows into the equity market sug gest a favorable investment environment for 1998. Accordingly, we expect to continue our pursuit of attractive opportunities that offer strong fundamental growth potentials at reasonable valuations. We believe these opportunities exist both in the US and foreign stock markets, especially in Europe with the advent of the European Monetary Union. Correspondingly, we are mindful of the risks associated with record highs in the stock market, the constant threat of higher interest rates, and the uncertainties surrounding global economic developments caused by the Asian financial crisis. We believe it is appropriate to strive to ensure that Merrill Lynch Fund for Tomorrow, Inc. is appropriately structured for the risks and opportunities that lie ahead.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Fund For Tomorrow, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent P. Dileo

Vincent P. Dileo
Senior Vice President and Portfolio Manager

June 1, 1998

Merrill Lynch Fund For Tomorrow, Inc.                             April 30, 1998

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distri bution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no dis tribution fee).

      None of the past results shown should be considered a rep resentation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                               Ten Years/
                                              12 Month      3 Month         Since Inception
                                           Total Return   Total Return        Total Return
================================================================================================
ML Fund For Tomorrow, Inc. Class A Shares*    +31.39%        +13.39%             +242.52%
------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class B Shares*    +30.03         +13.12              +248.62
------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class C Shares*    +29.99         +13.12              + 86.65
------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class D Shares*    +31.00         +13.34              + 92.95
------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                 +41.07         +13.84      +414.62/+466.16/+157.86
------------------------------------------------------------------------------------------------
NASDAQ Industrial Index**                     +39.36         +14.56      +268.27/+255.18/+ 76.36
================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception dates are:
   Class A Shares, 10/26/88; Class B Shares, ten years ended 4/30/98; and Class C and Class D Shares, 10/21/94.

** An unmanaged broad-based Index comprised of common stocks. Standard &
   Poor's 500 Index ten years/since inception total returns are: from 10/26/88 to 4/30/98; for the ten years ended 4/30/98; and from 10/21/94 to
   4/30/98, respectively. NASDAQ Industrial Index ten years/since inception total returns are: from 10/31/88 to 4/30/98; for the ten years ended 4/30/98; and from 10/31/94 to 4/30/98, respectively.

Merrill Lynch Fund For Tomorrow, Inc.                             April 30, 1998

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                         % Return Without       % Return With
                                           Sales Charge           Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 3/31/98                           +35.04%                 +27.95%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98                     +15.18                  +13.94
--------------------------------------------------------------------------------
Inception (10/26/88)
through 3/31/98                              +13.79                  +13.14
--------------------------------------------------------------------------------
*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

================================================================================

================================================================================
                                                  % Return            % Return
                                                Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 3/31/98                                  +33.58%              +29.58%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98                            +13.96               +13.96
--------------------------------------------------------------------------------
Ten Years Ended 3/31/98                             +13.16               +13.16
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                                  % Return            % Return
                                                Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 3/31/98                                  +33.49%              +32.49%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/98                                     +19.45               +19.45
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                         % Return Without       % Return With
                                           Sales Charge           Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 3/31/98                           +34.65%                 +27.58%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/98                              +20.60                  +18.73
--------------------------------------------------------------------------------
*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

Merrill Lynch Fund For Tomorrow, Inc.                             April 30, 1998

SCHEDULE OF INVESTMENTS

                               Shares                                                                                  Percent of
Concept Tomorrow                Held                   Stocks                                 Cost           Value     Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Computer Technologies
---------------------------------------------------------------------------------------------------------------------------------
Personal Computers             400,000   COMPAQ Computer Corp.                              $ 3,045,990   $ 11,225,000       3.5%
Personal Computers             100,000   Gateway 2000, Inc.                                   3,347,740      5,868,750       1.8
Systems                        100,000   GenRad, Inc.                                         2,891,093      2,006,250       0.6
Systems                         50,000   Networks Associates, Inc.                            2,524,250      3,425,000       1.1
Systems                        300,000   Silicon Graphics, Inc.                              11,151,240      3,918,750       1.2
Systems                        200,000   Sun Microsystems, Inc.                               5,396,880      8,225,000       2.6
                                                                                           ------------    -----------     ------
                                                                                             28,357,193     34,668,750      10.8
---------------------------------------------------------------------------------------------------------------------------------
Demographic Trends
---------------------------------------------------------------------------------------------------------------------------------
Home Furnishings                50,000   American Woodmark Corporation                        1,037,187      1,487,500       0.5
Insurance                       50,000   The Chubb Corporation                                4,123,238      3,946,875       1.2
Healthcare                     200,000   HEALTHSOUTH Corp.                                    3,537,000      6,037,500       1.9
Pollution Technology           550,000   Philip Services Corp.                                5,122,752      4,159,375       1.3
Leisure & Entertainment        100,000   Royal Olympic Cruise Lines Inc.                      1,500,000      1,825,000       0.6
Insurance                      200,000   Torchmark Corp.                                      4,206,236      8,912,500       2.8
                                                                                           ------------    -----------     ------
                                                                                             19,526,413     26,368,750       8.3
                                                                                           ------------    -----------     ------
Developing Foreign Economies
---------------------------------------------------------------------------------------------------------------------------------
Food & Beverage            980,000,000   Avipal S.A.--Avicultura e Agropecuaria               4,130,033      2,227,467       0.7
Telecommunications             105,000   Compania Anonima Nacional Telefonos de
                                         Venezuela (ADR)*                                     2,415,000      3,517,500       1.1
Specialty Services           1,000,000   National Mutual Asia Ltd.                              940,132        800,382       0.3
Conglomerate                   200,000   Quinenco S.A. (ADR)*                                 3,755,087      2,062,500       0.6
Building Materials             100,000   Royal Group Technologies Ltd.                        1,047,206      3,086,981       1.0
                                                                                           ------------    -----------     ------
                                                                                             12,287,458     11,694,830       3.7
---------------------------------------------------------------------------------------------------------------------------------
Future Retailing
---------------------------------------------------------------------------------------------------------------------------------
Retail Apparel                  40,000   The Children's Place Retail Stores, Inc.               560,000        380,000       0.1
Specialty Retail               138,900   OfficeMax, Inc.                                      1,605,433      2,613,056       0.8
                                                                                           ------------    -----------     ------
                                                                                              2,165,433      2,993,056       0.9
---------------------------------------------------------------------------------------------------------------------------------
Global Market Expansion
---------------------------------------------------------------------------------------------------------------------------------
Cosmetics                      124,400   Avon Products, Inc.                                  4,441,715     10,224,125       3.2
Electrical Equipment            74,760   General Electric Company                             2,278,626      6,363,945       2.0
Specialty Retailing             50,000   Gucci Group N.V. (NY Registered Shares)              1,896,750      2,328,125       0.7
Food & Beverage                160,000   PepsiCo, Inc.                                        2,438,212      6,350,000       2.0
Electronics                    100,000   Philips Electronics N.V. (NY Registered Shares)      4,983,486      9,000,000       2.8
Electronics                     50,000   Sony Corp. (ADR)*                                    4,327,630      4,246,875       1.4
                                                                                           ------------    -----------     ------
                                                                                             20,366,419     38,513,070      12.1
=================================================================================================================================

Merrill Lynch Fund For Tomorrow, Inc.                             April 30, 1998

                               Shares                                                                                  Percent of
Concept Tomorrow                Held                   Stocks                                 Cost           Value     Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Healthcare Cost Containment
---------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                133,333   Astra AB (ADR)*                                   $  1,781,250   $  2,741,660       0.9%
Pharmaceuticals                100,000   Bristol-Myers Squibb Co.                             3,953,500     10,587,500       3.3
Miscellaneous                    7,888   Coram Healthcare Corporation (Warrants)(a)                   0              0       0.0
Pharmaceuticals                100,000   Lilly (Eli) and Company                              2,286,050      6,956,250       2.2
Pharmaceuticals                 50,900   Merck & Co., Inc.                                    2,535,791      6,133,450       1.9
Pharmaceuticals                 50,000   Novartis AG (ADR)*                                   1,942,188      4,118,750       1.3
Pharmaceuticals                100,800   Schering-Plough Corp.                                  580,167      8,076,600       2.5
Medical Devices                100,000   United States Surgical Corp.                         6,799,013      3,150,000       1.0
Medical Services               100,000   Vencor, Inc.                                         3,194,630      2,712,500       0.8
                                                                                           ------------    -----------     ------
                                                                                             23,072,589     44,476,710      13.9
---------------------------------------------------------------------------------------------------------------------------------
Industrial Outsourcing
---------------------------------------------------------------------------------------------------------------------------------
Information Services            50,000   Ceridian Corp.                                       1,959,250      2,828,125       0.9
Systems                        100,000   Computer Sciences Corporation                        3,878,500      5,275,000       1.7
Specialty Services             250,000   Sitel Corporation                                    3,939,288      2,937,500       0.9
Computer Software               50,000   Sterling Commerce, Inc.                              1,838,339      2,128,125       0.7
                                                                                           ------------    -----------     ------
                                                                                             11,615,377     13,168,750       4.2
---------------------------------------------------------------------------------------------------------------------------------
Industrial Renaissance
---------------------------------------------------------------------------------------------------------------------------------
Transportation                  75,000   Delta Air Lines, Inc.                                5,782,613      8,718,750       2.7
Automotive                     100,000   General Motors Corp.                                 3,964,542      6,737,500       2.1
Information Systems            100,000   International Business Machines Corp.                2,834,250     11,587,500       3.6
                                                                                           ------------    -----------     ------
                                                                                             12,581,405     27,043,750       8.4
---------------------------------------------------------------------------------------------------------------------------------
Multimedia
---------------------------------------------------------------------------------------------------------------------------------
Broadcasting Services          200,000   Carlton Communications PLC (ADR)*                    7,266,875      8,975,000       2.8
Components                     150,000   Harman International Industries Inc.                 6,836,788      6,450,000       2.0
Information Services           400,000   OzEmail, Ltd. (ADR)*                                 4,632,341      9,125,000       2.8
Cable Television               50,000    Tele-Communications Liberty Media Group
                                         (Series A)                                           1,786,112      4,968,750       1.6
                                                                                           ------------    -----------     ------
                                                                                             20,522,116     29,518,750       9.2
---------------------------------------------------------------------------------------------------------------------------------
Next Generation Technology
---------------------------------------------------------------------------------------------------------------------------------
Pollution Technology           400,000   Molten Metal Technology, Inc.                        6,605,221        140,000       0.0
Environmental Equipment        119,400   Thermo Ecotek Corp.                                  1,281,614      2,179,050       0.7
Multi-Industry                 230,000   Thermo Electron Corp.                                4,937,738      9,156,875       2.9
Medical Devices                 67,000   Thermotrex Corp.                                     1,085,618      1,335,813       0.4
Components                     150,000   Voice Control Systems Inc.                             834,037        796,875       0.2
                                                                                           ------------    -----------     ------
                                                                                             14,744,228     13,608,613       4.2
=================================================================================================================================

Merrill Lynch Fund For Tomorrow, Inc.                             April 30, 1998

SCHEDULE OF INVESTMENTS (concluded)

                               Shares                                                                                  Percent of
Concept Tomorrow                Held                   Stocks                                 Cost           Value     Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Strategic Growth Opportunities
---------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                100,000   American Home Products Corp.                      $  3,875,049   $  9,312,500       2.9%
Leisure & Entertainment        300,000   Galoob (Lewis) Toys, Inc.                            4,238,645      3,243,750       1.0
Specialty Services             100,000   Household International, Inc.                        6,712,565     13,143,750       4.1
Home Furnishings                75,000   Shaw Industries, Inc.                                1,099,860      1,214,063       0.4
                                                                                           ------------   ------------     ------
                                                                                             15,926,119     26,914,063       8.4
---------------------------------------------------------------------------------------------------------------------------------
Telecommunications
---------------------------------------------------------------------------------------------------------------------------------
Telecommunications             100,000   ADC Telecommunications, Inc.                         2,867,500      2,987,500       0.9
Telecommunications             200,000   Alcatel Alsthom Cie Generale
                                         d'Electricite S.A. (ADR)*                            5,087,260      7,250,000       2.3
Components                     120,000   Andrew Corp.                                         2,299,683      2,700,000       0.8
Telecommunications             300,000   Inter-Tel Inc.                                       2,153,750      7,012,500       2.2
Components                     200,000   Nokia Corp. AB (ADR)*                                3,778,500     13,375,000       4.2
Telecommunications             100,000   RSL Communications, Ltd. (Class A)                   2,200,000      2,800,000       0.9
                                                                                           ------------   ------------     ------
                                                                                             18,386,693     36,125,000      11.3
=================================================================================================================================
                                         Total Stocks                                       199,551,443    305,094,092      95.4
=================================================================================================================================
                              Face
                             Amount             Short-Term Securities
=================================================================================================================================
Commercial Paper**         $ 8,716,000   Associates Corp. of North America,
                                         5.56% due 5/01/1998                                  8,716,000      8,716,000       2.7
                             6,000,000   Park Avenue Receivables Corp., 5.53%
                                         due 5/08/1998                                        5,993,548      5,993,548       1.9
=================================================================================================================================
                                         Total Short-Term Securities                         14,709,548     14,709,548       4.6
=================================================================================================================================
Total Investments                                                                          $214,260,991    319,803,640     100.0
                                                                                           ============
Other Assets Less Liabilities                                                                                   21,485       0.0
                                                                                                          ------------     ------
Net Assets                                                                                                $319,825,125     100.0%
                                                                                                          ============     ======
=================================================================================================================================
Net Asset Value:  Class A--Based on net assets of $11,040,990 and 623,923 shares outstanding              $      17.70
                                                                                                          ============
                  Class B-- Based on net assets of $53,026,441 and 3,123,313 shares outstanding           $      16.98
                                                                                                          ============
                  Class C-- Based on net assets of $1,995,770 and 118,120 shares outstanding              $      16.90
                                                                                                          ============
                  Class D-- Based on net assets of $253,761,924 and 14,425,135 shares outstanding         $      17.59
                                                                                                          ============

=================================================================================================================================

*   American Depositary Receipts (ADR).
** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

Merrill Lynch Fund For Tomorrow, Inc.                             April 30, 1998

PORTFOLIO INFORMATION

For the Quarter Ended April 30, 1998

                                                                   Percent of
Ten Largest Equity Holdings                                        Net Assets

Nokia Corp. AB (ADR) .............................................     4.2%
Household International, Inc. ....................................     4.1
International Business Machines Corp. ............................     3.6
COMPAQ Computer Corp. ............................................     3.5
Bristol-Myers Squibb Co. .........................................     3.3
Avon Products, Inc. ..............................................     3.2
American Home Products Corp. .....................................     2.9
Thermo Electron Corp. ............................................     2.9
OzEmail, Ltd. (ADR) ..............................................     2.8
Philips Electronics N.V ..........................................
(NY Registered Shares) ...........................................     2.8

Additions

The Chubb Corporation
GenRad, Inc.
Royal Olympic Cruise Lines Inc.
Shaw Industries, Inc.
Sony Corp. (ADR)

Deletions

The Boeing Company
Kubota Corp. (ADR)
Physician Computer Network, Inc.
Raytheon Company (Class A)
SK Telecom Co. (Ordinary)
Sequus Pharmaceuticals, Inc.
Toys 'R' Us, Inc.
Triumph Group, Inc.
World Color Press Inc.

Merrill Lynch Fund For Tomorrow, Inc.                             April 30, 1998

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A.Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent P. Dileo, Senior Vice President and
  Portfolio Manager
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Fund For Tomorrow, Inc.
Box 9011 Princeton, NJ
08543-9011                                                        #10261 -- 4/98

[RECYCLE LOGO] Printed on post-consumer recycled paper